SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                __________________________________



                             Form 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report:  September 27, 1994



              STATE STREET BOSTON CORPORATION
________________________________________________________________
      (Exact name of Registrant as specified in its charter)


________________________________________________________________
         (State or other jurisdiction of incorporation)


      0-5108                               04-2456637
_____________________          _________________________________
 Commission File No.           (IRS Employer Identification No.)


225 Franklin Street, Boston, Massachusetts             02110
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(Address of principal executive offices)              (Zip Code)


                          (617) 786-3000
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       Registrant's telephone number, including area code






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Item 5.   Other Events

          On September 27, 1994 Registrant announced that it had signed a definitive agreement with DST Systems, Inc. and Kemper Financial Services, Inc. to acquire Investors Fiduciary Trust Company ("IFTC") of Kansas City, Missouri. The agreement provides for an exchange of Registrant's Common Stock for all of the shares of stock of IFTC's holding company. A copy of Registrant's press release is filed as an exhibit hereto. The execution of a letter of intent was reported by Registrant on July 19, 1994.


Item 7.   Exhibits

          1. Form of press release dated September 27, 1994.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 28, 1994




                              STATE STREET BOSTON CORPORATION


                                     Robert J. Malley
                              By:____________________________
                                 Robert J. Malley
                                 Senior Vice President and
                                 General Counsel











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                           EXHIBIT LIST



Form of press release dated September 27, 1994.






































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